UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CANDEL THERAPEUTICS, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CANDEL THERAPEUTICS, INC.

117 Kendrick St, Suite 450

Needham, MA 02494

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To be held June 26, 2024

Notice is hereby given that the 2024 Annual Meeting of Stockholders, or Annual Meeting, of Candel Therapeutics, Inc., will be held online on June 26, 2024 at 10:00 a.m. Eastern Time. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/CADL2024 where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with your proxy card in order to attend the Annual Meeting. The purpose of the Annual Meeting is the following:

1.

To elect three Class III directors to our board of directors, to serve until the 2027 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal;

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

3.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposal for the election of directors relates solely to the election of three Class III directors nominated by the board of directors.

Only Candel Therapeutics, Inc. stockholders of record at the close of business on May 15, 2024, will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

Beginning on or about May 30, 2024, we are mailing a paper copy of the accompanying proxy statement and our Annual Report for the fiscal year ended December 31, 2023, or 2023 Annual Report, to our stockholders of record at the close of business on May 15, 2024.

Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform.

Your vote is important. Whether or not you expect to attend the virtual meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card. Even if you have voted by proxy, you may still vote at the virtual meeting. Please note, however, that if your shares are held through a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By order of the Board of Directors,

/s/ Paul Peter Tak
Paul Peter Tak, M.D., Ph.D.
Chief Executive Officer
Needham, MA
May 30, 2024

Page
PROXY STATEMENT FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS	1
GENERAL INFORMATION	2
PROPOSAL NO. 1 – ELECTION OF CLASS III DIRECTORS	7
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS CANDEL THERAPEUTICS, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024	13
CORPORATE GOVERNANCE	15
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	34
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	36
REPORT OF THE AUDIT COMMITTEE	39
HOUSEHOLDING	40
STOCKHOLDER PROPOSALS	40
OTHER MATTERS	40

i

CANDEL THERAPEUTICS, INC.

117 Kendrick St, Suite 450

Needham, MA 02494

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 26, 2024

This proxy statement contains information about the 2024 Annual Meeting of Stockholders, or the Annual Meeting, of Candel Therapeutics, Inc., which will be held online on June 26, 2024 at 10:00 a.m. Eastern Time. You may attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/CADL2024, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with the proxy card in order to attend the Annual Meeting. The board of directors of Candel Therapeutics, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Candel,” “Candel Therapeutics,” the “Company,” “we,” “us,” and “our” refer to Candel Therapeutics, Inc. The mailing address of our principal executive offices is Candel Therapeutics, Inc., 117 Kendrick St, Suite 450, Needham, MA 02494.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in this proxy statement and the accompanying proxy card. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

This proxy statement and our 2023 Annual Report to Stockholders for the fiscal year ended December 31, 2023, or the 2023 Annual Report, are first being made available to stockholders on or about May 30, 2024.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in July 2021; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or the SEC. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 26, 2024:

This proxy statement and our 2023 Annual Report to Stockholders are available for viewing, printing and downloading at www.ProxyVote.com.

A copy of this proxy statement and our 2023 Annual Report, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Candel Therapeutics, Inc., 117 Kendrick St, Suite 450 Needham, MA 02494, Attention: Corporate Secretary. This proxy statement and our 2023 Annual Report are also available on the SEC’s website at www.sec.gov.

CANDEL THERAPEUTICS, INC.

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Why are you holding a virtual Annual Meeting?

This year’s Annual Meeting will be a “virtual meeting” of stockholders. We have implemented the virtual format in order to facilitate stockholder attendance at our Annual Meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management.

How do I attend and participate in the Annual Meeting online?

To attend and participate in the Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/CADL2024 and use their control number provided in the proxy card to preregister to this website, and beneficial owners of shares held in street name will need to follow the same instructions. Registration will open 15 minutes prior to the meeting.

The live audio webcast of the Annual Meeting will begin promptly at 10:00 a.m. Eastern Time.

How can I get help if I have trouble checking in or listening to the meeting online?

There will be a support number available on the login page of the virtual meeting 15 minutes before the meeting begins for any shareholders having technical difficulties. The technical support line will not be able to provide control numbers, but will be able to assist with any technical issues.

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

On or about May 30, 2024, our proxy materials, including the Notice, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker, bank or other nominee), a voting instruction form, and the 2023 Annual Report to Stockholders will be mailed and made available to stockholders on the Internet on or about the same date.

Who is soliciting my vote?

Our Board of Directors, or the board of directors, is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on May 15, 2024.

How many votes can be cast by all stockholders?

There were 29,756,005 shares of our common stock, par value $0.01 per share, outstanding on May 15, 2024, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. None of our shares of preferred stock were outstanding as of May 15, 2024.

Who is entitled to vote?

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Note you should also be receiving a voting instruction form for you to use from your broker. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•

By Internet. You may vote at www.ProxyVote.com, 24 hours a day, seven days a week. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. You will need the control number included on your proxy card.

•	During the Annual Meeting. You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/CADL2024. You will need the control number included on your proxy card.

•

By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. You will need the control number included on your proxy card.

•

By Mail. You may vote by completing and mailing your proxy card. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Even if you plan to participate in our virtual Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to participate in the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares on your own behalf at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

By Proxy

If you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the enclosed proxy card. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How do I revoke my proxy?

You may revoke your proxy by (1) entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet or via telephone, (2) attending and voting at the Annual Meeting online (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be sent to our principal executive offices at Candel Therapeutics, Inc., 117 Kendrick St, Suite 450, Needham, MA 02494, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated Bylaws, or bylaws, provide that one third of the shares entitled to vote, present or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. A quorum will be present if 9,918,669 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.

Under the Delaware General Corporation Law, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law, by our Amended and Restated

Certificate of Incorporation, or certificate of incorporation, or by our bylaws. Abstentions and broker “non-votes” are not counted as votes cast, and thus, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those shares will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your brokerage firm will be able to vote your shares on this proposal even if it does not receive instructions from you.

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes properly cast on the election of directors, meaning that the director nominees receiving the most “FOR” votes will be elected. Shares voting “withheld” and broker non-votes will have no effect on the election of directors.

To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, Proposal No. 2 must receive “FOR” votes from a majority of the votes properly cast on such proposal. Abstentions and broker non-votes, if any, will have no impact on the outcome of this vote.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.

How may stockholders submit matters for consideration at an Annual Meeting?

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2025 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than January 30, 2025. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 27, 2025. Stockholder proposals and the required notice should be addressed to Candel Therapeutics, Inc., 117 Kendrick St, Suite 450, Needham, MA 02494, Attention: Corporate Secretary.

How can I find out the results of the voting at the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1 – ELECTION OF CLASS III DIRECTORS

Our board of directors currently consists of ten members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•	the Class I directors are Renee Gaeta, Gary J. Nabel, M.D., Ph.D., and Joseph C. Papa, and their terms will expire at the annual meeting of stockholders to be held in 2025;

•

the Class II directors are Edward J. Benz, Jr., M.D., Paul B. Manning and Paul Peter Tak, M.D., Ph.D., FMedSci, and their terms will expire at the annual meeting of stockholders to be held in 2026; and

•	the Class III directors are Estuardo Aguilar-Cordova, M.D., Ph.D., Nicoletta Loggia, Ph.D., R.Ph., Christopher Martell and Diem Nguyen, Ph.D., M.B.A. and their terms will expire at the Annual Meeting.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two thirds (2/3) or more of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Dr. Loggia, Mr. Martell, and Dr. Nguyen for election as Class III directors at the Annual Meeting. The nominees are presently directors, and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for substitute nominees selected by our board of directors.

After careful consideration and evaluation, the board of directors has decided not to fill the vacancy on the board of directors created by the expiration of the term of Estuardo Aguilar-Cordova, M.D., Ph.D., at the Annual Meeting. Accordingly, after the Annual Meeting, Dr. Aguilar-Cordova will cease to be a director of the Company and our board of directors will consist of nine members.

Our Nominating and Corporate Governance Committee Policies and Procedures for Director Candidates, or the Director Guidelines, provide that the value of diversity should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise and absence of conflicts of interest. However, we do not have a formal policy concerning the diversity of the board of directors. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards. Although the nominating and corporate governance committee does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the board of directors, the nominating and corporate governance committee and the full board of directors are committed to creating a board of directors with diversity, including diversity of expertise, experience, demographic background and gender, and are committed to identifying, recruiting and advancing candidates offering such diversity in future searches.

Board Diversity Matrix

	As of May 30, 2024
Total Number of Directors	10
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6	—	1
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	1

In addition to the information presented below regarding each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our board of directors and our nominating and corporate governance committee considered in determining that he or she should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to our Company and our board of directors.

Nominees for Election as Class III Director

The following table identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and age as of May 30, 2024.

Name	Positions and Offices Held with Candel Therapeutics, Inc.	Director Since	Age
Nicoletta Loggia, Ph.D., R.Ph.	Director	2023	56
Christopher Martell	Director	2018	45
Diem Nguyen, Ph.D.	Director	2021	52

Nicoletta Loggia, Ph.D., R.Ph., has served as a member of Candel’s board of directors since June 2023. Dr. Loggia also serves as chief technical officer of Orchard Therapeutics plc (Nasdaq: ORTX), a position she has held since September 2021. Prior to that, from 2004 to August 2021, Dr. Loggia served in various positions at Novartis AG (NYSE: NVS), most recently as Global Head of Cell and Gene Therapies from April 2020 to August 2021, as Global Head of Technical Development Biologics and Cell Gene Therapies from January 2019 to April 2020, and as Global Head of Technical Development of Novel Biologic Entities and Early Phase Project Management from 2015 until December 2018. Earlier in her career, Dr. Loggia served as a Formulation Senior and Principal Scientist at Pfizer (NYSE: PFE). Dr. Loggia is also an advisory board member of Sarcura GmbH, a position she has held since May 2022. Dr. Loggia received her master’s degree in Chemistry and Pharmaceutical Technologies, and her Ph.D. in Pharmaceutical Technologies, from the University of Pavia. Dr. Loggia also received her accreditation from the Startup Board Member Academy of the École polytechnique fédérale de Lausanne. We believe Dr. Loggia’s experience and expertise in biopharmaceutical manufacturing and technical operations provides her with the appropriate set of skills to serve as a member of our board of directors.

Christopher Martell has served as a member of Candel’s board of directors since November 2018. Mr. Martell is the manager of GTAM1 2012 ADV LLC and an investor at Martell Capital. Previously, Mr. Martell was a Partner at PBM Capital in 2018. Prior to joining PBM Capital, Mr. Martell had an 18-year career at J.P. Morgan where he was a managing director in the Healthcare Investment Banking and Mergers and Acquisitions groups. He led the execution of a wide range of transactions including mergers and acquisitions, spin-offs and corporate separations, initial public offerings and equity and debt financings for medical device, life science tool and diagnostic, pharmaceutical and biotechnology companies. Mr. Martell graduated from Yale University with a B.A. in Ethics, Politics and Economics. We believe Mr. Martell’s broad financial and investment banking experience, financial and transactional expertise and acumen in mergers and acquisitions and complex financial transactions provides him with the appropriate set of skills to serve as a member of our board of directors.

Diem Nguyen, Ph.D., M.B.A., has served as a member of Candel’s board of directors since July 2021. Dr. Nguyen serves as the Chief Executive Officer of SIGA Technologies, Inc. (Nasdaq: SIGA), a position she has held since January 2024. Prior to that, from October 2020 to January 2024, Dr. Nguyen served as the Chief Executive Officer and member of the board of directors of Xalud Therapeutics, Inc., a private biotechnology company, which is majority-owned by PBM Capital. Previously, Dr. Nguyen was the Executive Vice President of PPD, Inc. a leading global clinical research organization providing drug development services, a position she held from April 2018 to April 2020. Beginning in 2008, Dr. Nguyen held various leadership roles at Pfizer Inc. (NYSE: PFE), last serving as Global President, Americas of Pfizer Essential Health from January 2017 to March 2018. Dr. Nguyen is a director at Verrica Pharmaceuticals Inc. (Nasdaq: VRCA), Vitara Biomedical, Inc. and Children’s Hospital of Philadelphia. She received a B.A. in Chemistry with Specialization in Biochemistry and a Ph.D. in Biochemistry and Molecular Genetics from the University of Virginia, and an M.B.A. in General Management from the University of Virginia’s Darden Graduate School of Business Administration. We believe that Dr. Nguyen’s managerial, commercial and medical experience in the pharmaceutical industry provides her with the appropriate set of skills to serve as a member of our board of directors.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

Vote Required and Board of Directors’ Recommendation

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes properly cast on the election of directors, meaning that the director nominees receiving the most “FOR” votes will be elected. Shares voting “withheld” and broker non-votes will have no effect on the election of directors.

The board of directors recommends voting “FOR” the election of Nicoletta Loggia, Ph.D., R.Ph., Christopher Martell, and Diem Nguyen, Ph.D., M.B.A. as Class III directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2027.

Directors Continuing in Office

The following table identifies our directors continuing in office, and sets forth their principal occupation and business experience during the last five years and their ages as of May 30, 2024.

Name	Positions and Offices Held with Candel Therapeutics, Inc.	Director Since	Class and Year in Which Term Will Expire	Age
Renee Gaeta	Director	2022	Class I—2025	43
Gary J. Nabel, M.D., Ph.D.	Director	2022	Class I—2025	70
Joseph C. Papa	Director	2022	Class I—2025	68
Edward J. Benz, Jr., M.D	Director	2017	Class II—2026	78
Paul B. Manning	Director	2018	Class II—2026	68
Paul Peter Tak, M.D., Ph.D., FMedSci,	Director	2020	Class II—2026	64

Class I Directors (Term Expires at 2025 Annual Meeting)

Renee Gaeta has served as a member of Candel’s board of directors since August 2022. Ms. Gaeta serves as the Chief Financial Officer of Shockwave Medical (Nasdaq: SWAV), a position she has held since February 2024. Prior to that, from July 2021 to February 2024, Ms. Gaeta served as Chief Financial Officer of Eko Devices, Inc., a private company focused on cardiopulmonary digital health solutions, a position she has held since July 2021. Prior to that, from July 2017 to July 2021, Ms. Gaeta was Chief Financial Officer at Establishment Labs Holdings, Inc., a publicly traded global medical device company focused on aesthetic technologies. From August 2014 to June 2017, Ms. Gaeta was Vice President and Corporate Controller at Sientra, Inc., a publicly traded global medical aesthetics company, where she was a member of the executive team and headed the finance department. From 2004 to 2014, Ms. Gaeta worked at KPMG, LLP, or KPMG. Ms. Gaeta held various positions at KPMG, most recently as an Advisory Director in the Transactions and Restructuring Group. Ms. Gaeta also served as a director of SeaSpine Holdings Corp (Nasdaq: SPNE) from February 2019 until January 2023, when it was acquired by Orthofix Medical Inc. (Nasdaq: OFIX). Ms. Gaeta received her B.S., cum laude, in Accounting from Loyola Marymount University and is a Certified Public Accountant in the State of California. We believe Ms. Gaeta’s extensive experience and expertise in financial operations, particularly in the medical device industry, provide her with the appropriate set of skills to serve as a member of our board of directors.

Gary J. Nabel, M.D., Ph.D., has served as a member of Candel’s board of directors since August 2022. Dr. Nabel, a renowned virologist and immunologist, has served as Chief Innovation Officer of OPKO Health, Inc., or OPKO Health (Nasdaq: OPK), and as a member of its board of directors since May 2022. Dr. Nabel also serves as President and Chief Executive Officer of ModeX Therapeutics, Inc., or ModeX, a wholly-owned subsidiary of OPKO Health, since November 2020 when he co-founded ModeX prior to its merger with OPKO Health. Dr. Nabel previously served as Chief Scientific Officer and Senior Vice President of Sanofi, S.A. from 2012 to November 2020, where he directed the breakthrough laboratory that developed tri-specific products now in early clinical development. He was the founding director of the National Institute of Health’s Vaccine Research Center, working on vaccines and broadly neutralizing antibodies against HIV, influenza, SARS, Ebola, Chikungunya and Epstein-Barr virus. He was previously an investigator at the Howard Hughes Medical Institute at the University of Michigan from 1987 to 1999. In recognition of his expertise at the forefront of virology, immunology, gene therapy and molecular biology, Dr. Nabel was elected to the National Academy of Medicine, is a fellow of the American Association of Physicians and the American Academy of Arts Sciences, and was awarded the Geoffrey Beene Builders of Science Award from Research!America. He has served on the board of Siga Technologies, Inc. (Nasdaq: SIGA) since 2021. Dr. Nabel graduated magna cum laude from Harvard College in 1975 and completed his Ph.D. in 1980 and his M.D. two years later, each from Harvard, followed by a post-doctoral fellowship at the Whitehead Institute. We believe Dr. Nabel’s broad experience in leadership roles and expertise in the pharmaceutical and biotechnology industries provide him with the appropriate set of skills to serve as a member of our board of directors.

Joseph C. Papa has served as a member of Candel’s board of directors since August 2022. Mr. Papa serves as the Chief Executive Officer of Emergent BioSolutions (NYSE: EBS), a position he has held since February 2024. Mr. Papa previously served as the interim Chief Executive Officer of Bausch + Lomb Corporation (NYSE: BLCO) from July 2022 to March 2023, and he previously served as chairman of the board of directors and Chief Executive Officer of Bausch + Lomb Corporation from May 2022 to July 2022. Mr. Papa also served as chairman of the board of directors and Chief Executive Officer of Bausch Health Companies Inc. (NYSE: BHC) from May 2016 to May 2022. Mr. Papa has more than 35 years of experience in the pharmaceutical, healthcare and specialty pharmaceutical industries, including 20 years of branded prescription drug experience. He served as the Chief Executive Officer of Perrigo Company plc, or Perrigo, from 2006 to April 2016, where he also served as chairman of the board of directors from 2007 to April 2016. Prior to joining Perrigo, Mr. Papa served from 2004 to 2006 as chairman and Chief Executive Officer of the Pharmaceutical and Technologies Services segment of Cardinal Health, Inc. From 2001 to 2004, he served as President and Chief Operating Officer of Watson Pharmaceuticals, Inc., or Watson. Prior to joining Watson, Mr. Papa held management positions at DuPont Pharmaceuticals, Pharmacia/Searle and Novartis AG. Mr. Papa joined the board of directors of Prometheus Biosciences, Inc. (Nasdaq: RXDX), a publicly traded biopharmaceutical company, in August 2020, and previously served as a director of Smith & Nephew plc (NYSE: SNN), a publicly traded medical device company, from 2008 to April 2018. Mr. Papa holds a B.S. in pharmacy from the University of Connecticut and an M.B.A. from Northwestern University’s Kellogg Graduate School of Management. We believe Mr. Papa’s substantial leadership experience in the pharmaceutical industry provides him with the appropriate set of skills to serve as a member of our board of directors.

Class II Directors (Term Expires at 2026 Annual Meeting)

Edward J. Benz, Jr., M.D., has served as a member of Candel’s board of directors since September 2017. Dr. Benz is the President and CEO Emeritus of the Dana-Farber Cancer Institute and a member of the Dana-Farber Cancer Institute Board of Directors. Dr. Benz is an expert in blood disorders and is board certified in both hematology and internal medicine. He is an active clinical hematologist and a National Institutes of Health, or NIH, funded researcher with a focus on the molecular basis and genetics around inherited blood disorders. From October 2000 until his retirement in October 2016, Dr. Benz served as President and CEO of Dana-Faber Cancer Institute and the Richard and Susan Smith Professor of Medicine and Professor of Genetics at Harvard Medical School. Prior to his role at Dana-Farber, Dr. Benz served as chairman for the Department of Medicine and Sir William Osler Professor of Medicine at Johns Hopkins University School of Medicine, as well as physician in chief at Johns Hopkins Hospital. Dr. Benz has also served as President of the American Society of Hematology, the Association of American Cancer Institutes, the American Society for Clinical Investigation, the American Clinical and Climatological Society, and the Friends of the National Institute of Nursing Research. Over the course of his career, Dr. Benz has authored more than 300 articles, books, reviews and abstracts and has received numerous awards. Dr. Benz serves on the board of directors of Deciphera Pharmaceuticals, Inc. (Nasdaq: DCPH), and CoRegen, Inc., and he serves on our Research Advisory Board. Dr. Benz previously served on the board of directors of F Star Therapeutics, Inc. (formerly Nasdaq: FSTX) and Renovacor (formerly NYSE: RCOR). We believe Dr. Benz’s experience in the field of hematology and blood disorders provides him with the appropriate set of skills to serve as a member of our board of directors.

Paul B. Manning has served as a member of Candel’s board of directors since November 2018. Mr. Manning currently serves as the Chief Executive Officer of PBM Capital Group, LLC, or PBM Capital, a private equity investment firm in the business of investing in healthcare and life-science related companies, which he founded in 2010. Mr. Manning is a member of the board of directors of Liquidia Corporation (Nasdaq: LQDA) and Taysha Gene Therapies, Inc. (Nasdaq: TSHA), and he currently serves as Chairman of the board of directors of Verrica Pharmaceuticals Inc. (Nasdaq: VRCA). He previously served on the board of directors of Dova Pharmaceuticals, Inc., a biopharmaceutical company, from September 2016 to November 2019, and AveXis, Inc., a gene therapy company, from April 2014 to May 2018. Mr. Manning received a B.S. in microbiology from the University of Massachusetts. We believe Mr. Manning’s 30 years of managerial and operational experience in the healthcare industry and as an investor in healthcare related companies provides him with the appropriate set of skills to serve as a member of our board of directors.

Paul Peter Tak, M.D., Ph.D., FMedSci, has served as President and Chief Executive Officer and as a member of the board of directors of Candel since September 2020. He received his medical degree cum laude from the Free University in Amsterdam and was trained as an internist, rheumatologist and immunologist at Leiden University Medical Center, where he also received his Ph.D. He has been Clinical Associate Professor of Medicine at the University of California San Diego. Next, he served as Professor of Medicine and founding Chair of the Department of Clinical Immunology and Rheumatology at the Academic Medical Centre/University Medical Center Amsterdam. During this time, he founded Arthrogen b.v., a biotech company focused on gene therapy. He has published over 590 papers in peer-reviewed journals and received numerous awards. He has been elected Honorary Senior Visiting Fellow at the University of Cambridge and Fellow of the Academy of Medical Sciences (U.K.). At GSK plc, formerly known as GlaxoSmithKline, or GSK (NYSE: GSK), he served as Senior Vice President, Chief Immunology Officer, and Global Development Leader from 2011 to 2018. In his role as Global Head of a cluster of Therapy Area Units at GSK (Dermatology, ImmunoInflammation, Infectious Disease, and Oncology), he oversaw the creation of a portfolio of new medicines, including anti-CCL17 antibody, gepotidacin, belimumab sc (approved in 2017 [Benlysta® sc]), mafodotin (approved in 2020 [Blenrep®]), cabotegravir/rilpivirine (approved in 2021 [Cabenuva®]), and tapinarof (acquired by Dermavant Sciences; approved in 2022 [VTAMAR®]). He was the Chair of the Scientific Review Board, the governing body accountable for the scientific assessment of GSK’s R&D portfolio. He was also the President and CEO of Tempero Pharmaceuticals, which was integrated into GSK in 2015. From 2018 to 2020, Dr. Tak served as venture partner at Flagship Pioneering and also as President and CEO of Kintai Therapeutics (merged with Senda Biosciences). In addition, he has served as board director of Galvani Bioelectronics, ViiV Healthcare Ltd., and Omega Therapeutics. Currently, he is also on the board of Sitryx Therapeutics (co-founder), Levicept, and Citryll. He is a 2021 PharmaVOICE100 honoree (100 most inspiring people in life sciences). We believe Dr. Tak’s scientific expertise, extensive managerial and operational experience in the biotechnology industry, and familiarity with Candel as our Chief Executive Officer provide him with the appropriate set of skills to serve as a member of our board of directors.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS CANDEL THERAPEUTICS, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

Candel’s stockholders are being asked to ratify the appointment by the audit committee of the board of directors of KPMG LLP as Candel’s independent registered public accounting firm for the fiscal year ending December 31, 2024. KPMG LLP has served as Candel’s independent registered public accounting firm since 2019.

The audit committee is solely responsible for selecting Candel’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Stockholder approval is not required to appoint KPMG LLP as Candel’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of KPMG LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain KPMG LLP. If the selection of KPMG LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Candel and its stockholders.

A representative of KPMG LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Candel incurred the following fees from KPMG LLP for the audit of the financial statements provided during the years ended December 31, 2023 and 2022.

	2023	2022
Audit fees (1)	$643,433	$588,578
All other fees	$0	$0

Total fees	$643,433	$588,578

(1)

Audit fees consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements included in quarterly reports, services rendered in connection with SEC registration statements, including the IPO, and services that are normally provided by KPMG LLP, such as comfort letters, in connection with statutory and regulatory filings or engagements.

During our 2023 and 2022 fiscal years, no services other than those described above were provided by KPMG LLP.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm regardless of amount. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2023 and 2022 fiscal years, no services were provided to us by KPMG LLP other than in accordance with the pre-approval policies and procedures described above.

Vote Required and Board of Directors’ Recommendation

To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, this Proposal No. 2 must receive “FOR” votes from a majority of the votes properly cast on the proposal. Abstentions and broker non-votes, if any, will have no impact on the outcome of this vote.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of KPMG LLP as Candel Therapeutics, Inc.’s, independent registered public accounting firm for the fiscal year ending December 31, 2024.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board of directors. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.

•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	Nominees should have skills that are complementary to those of the existing board.

•	Nominees should have the ability to assist and support management and make significant contributions to the Company’s success.

•

Nominees should have an understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Candel Therapeutics, Inc., 117 Kendrick St, Suite 450, Needham, MA 02494, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Our common stock is listed on The Nasdaq Global Market, or Nasdaq. Under Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors reviews the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that all members of the board of directors, except Paul Peter Tak, M.D., Ph.D., FMedSci, and Estuardo Aguilar-Cordova, M.D., Ph.D., are independent directors, including for purposes of Nasdaq and the SEC rules. In making that determination, our board of directors considered the relationships that each director has with us and all other facts and circumstances the board of directors deemed relevant in determining independence, including the potential deemed beneficial ownership of our capital stock by each director and respective affiliations, including non-employee directors that are affiliated with certain of our major stockholders. We expect that the composition and functioning of our board of directors and each of our committees will continue to comply with all applicable requirements of Nasdaq and the rules and regulations of the SEC. There are no family relationships among any of our directors or executive officers. Dr. Tak is not an independent director under these rules because he is currently employed as the chief executive officer and president of our Company. Dr. Aguilar-Cordova is not an independent director under these rules because he is our founder, was our Chief Scientific Officer until February 2022, and is a major stockholder.

Board Committees

Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which operate pursuant to a charter adopted by our board of directors. We believe that the composition and functioning of all of our committees comply with the applicable requirements of Nasdaq, the Sarbanes-Oxley Act of 2002 and the SEC rules and regulations that are applicable to us. We intend to comply with future requirements to the extent they become applicable to us.

The full text of our audit committee charter, compensation committee charter and nominating and corporate governance charter is posted on the investor relations portion of our website at https://ir.candeltx.com/. We do not incorporate the information contained on, or accessible through, our corporate website into this prospectus, and you should not consider it a part of this prospectus.

Audit Committee

Christopher Martell, Diem Nguyen, Ph.D., M.B.A., and Renee Gaeta serve on the audit committee, which is chaired by Christopher Martell. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Ms. Gaeta as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2023, the audit committee met five times. The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.” The audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our consolidated financial statements;

•

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly consolidated financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•

recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited consolidated financial statements shall be included in our Annual Report on Form 10-K;

•

monitoring the integrity of our consolidated financial statements and our compliance with legal and regulatory requirements as they relate to our consolidated financial statements and accounting matters;

•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•	reviewing quarterly earnings releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Paul B. Manning, Diem Nguyen, Ph.D., M.B.A., and Joseph C. Papa serve on the compensation committee, which is chaired by Mr. Papa. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2023, the compensation committee met three times. The compensation committee’s responsibilities include:

•	annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•

evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation, recommending to the board of directors the cash compensation of our Chief Executive Officer;

•	determining the compensation of our other executive officers;

•	overseeing and administering our compensation and similar plans;

•

reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters and evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•	retaining and approving the compensation of any compensation advisors;

•	reviewing and approving the grant of equity-based awards;

•	reviewing and recommending to the board of directors the compensation of our directors; and

•	preparing our compensation committee report if and when required by SEC rules, if and when required, to be included in our annual proxy statement.

Nominating and Corporate Governance Committee

Edward J. Benz, Jr., M.D., Nicoletta Loggia, Ph.D., R.Ph., Christopher Martell, and Gary J. Nabel, M.D., Ph.D., serve on the nominating and corporate governance committee, which is chaired by Dr. Benz. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2023, the nominating and corporate governance committee met one time. The nominating and corporate governance committee’s responsibilities include:

•	developing and recommending to the board of directors criteria for board and committee membership;

•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•	reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•	identifying individuals qualified to become members of the board of directors;

•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•	reviewing and recommending to the board of directors appropriate corporate governance guidelines; and

•	overseeing the evaluation of our board of directors.

The nominating and corporate governance committee considers candidates for board of directors membership suggested by its members and the chief executive officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Identifying and Evaluating Director Nominees. Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Board and Committee Meetings Attendance

The full board of directors met eight times during 2023. During 2023, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are responsible for attending the annual meeting of stockholders to the extent practicable and seven of our directors at the time attended our prior annual meeting of stockholders.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers, directors, employees, consultants and designated contractors. Our insider trading policy expressly prohibits purchases of any derivative securities that provide the economic equivalent of ownership.

Compensation Committee Interlocks and Insider Participation

During the fiscal year 2023, Paul B. Manning, Diem Nguyen, Ph.D., M.B.A. and Joseph C. Papa were the only members of our compensation committee. None of the members of our compensation committee is, or has at any time during the prior three years been, one of our officers or employees. None of our executive officers currently serve, or have in the past fiscal year served, as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our board of directors or our compensation committee.

Code of Business Conduct and Ethics

Our board of directors adopted a Code of Business Conduct and Ethics in connection with our initial public offering in July 2021. The Code of Business Conduct and Ethics will apply to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. The full text of our Code of Business Conduct and Ethics is posted on our website at https://ir.candeltx.com/corporate-governance/governance-overview. If we make any substantive amendments to, or grant any waivers from, our Code of Business Conduct and Ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

Paul B. Manning is the current chairman of our board of directors. We believe that separating the positions of chief executive officer and chairperson of the board of directors allows our chief executive officer to focus on our day-to-day business, while allowing a chairperson of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort and energy that the chief executive officer is required to devote to her position in the current business environment, as well as the commitment required to serve as our chairperson, particularly as the board of directors’ oversight responsibilities continue to grow. While our amended and restated bylaws and corporate governance guidelines do not require that our chairperson and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance. Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of Candel Therapeutics, Inc.

Stockholders who want to communicate with members of the board of directors, including the independent directors, individually or as a group, should address their communications to the board of directors, the members of the board of directors or the committee, as the case may be, and send them by mail to c/o Candel Therapeutics, Inc., 117 Kendrick St, Suite 450, Needham, Massachusetts 02494. The chair of the audit committee will forward all such communications directly to such members of the board of directors. Any such communications may be made on an anonymous and confidential basis.

A copy of any such written communication may also be forwarded to Candel’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Candel’s legal counsel, with independent advisors, with non-management directors, or with Candel’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Candel Therapeutics regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Candel Therapeutics has also established a toll-free telephone number for the reporting of such activity, which is 855-590-2335.

NON-EMPLOYEE DIRECTOR COMPENSATION

The following table presents the total compensation for each person who served as a non-employee member of our board of directors and received compensation for such service during the year ended December 31, 2023. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in 2023. Dr. Tak, our President and Chief Executive Officer, did not receive any additional compensation for his service as a member of our board of directors. Dr. Tak’s compensation for service as an employee for the year ended December 31, 2023 is presented in “Executive Compensation-Summary Compensation Table.” We reimburse non-employee members of our board of directors for reasonable travel and out-of-pocket expenses incurred in connection with attending board of directors and committee meetings.

2023 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)(2)	Total ($)
Paul B. Manning	70,000	—	13,186	83,186
Estuardo Aguilar-Cordova M.D., inf., Ph.D.	35,000	—	13,186	48,186
Edward J. Benz, Jr., M.D.	43,000	—	13,186	56,186
Renee Gaeta	42,500	—	13,186	55,686
Nicoletta Loggia, Ph.D., R.Ph.	19,808	—	32,949	52,757
Christopher Martell	54,000	—	13,186	67,186
Gary J. Nabel, M.D., Ph.D.	39,000	—	13,186	52,186
Diem Nguyen, Ph.D. M.B.A.	47,500	—	13,186	60,686
Joseph Papa	45,000	—	13,186	58,186

(1)

Represents stock options granted in 2023. In accordance with SEC rules, these columns reflect the aggregate grant date fair value of the option awards granted during 2023 computed in accordance with Financial Accounting Standard Board ASC Topic 718 for stock-based compensation transactions.

(2)	The following table provides information regarding the number of shares of common stock underlying stock options held by our non-employee directors that were outstanding as of December 31, 2023:

Name	Number of Unexercised Stock Options Outstanding as of December 31, 2023 (#)
Paul B. Manning	14,240
Estuardo Aguilar-Cordova M.D., inf., Ph.D.	14,240
Edward J. Benz, Jr., M.D.	83,404
Renee Gaeta	12,657
Nicoletta Loggia, Ph.D., R.Ph.	4,746
Christopher Martell	46,788
Gary J. Nabel, M.D., Ph.D.	12,657
Diem Nguyen, Ph.D. M.B.A.	37,182
Joseph Papa	12,657

Non-Employee Director Compensation Policy

Our board of directors has adopted a non-employee director compensation policy that is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. The fees paid to independent non-employee directors for service on our board of directors and for service on each committee of our board of directors on which the director is a member are set forth below:

Annual Retainer
Board of Directors:
All non-employee members	$35,000
Additional compensation for service as non-executive chair of the board of directors	$30,000
Audit Committee:
Chair	$15,000
Members	$7,500
Compensation Committee:
Chair	$10,000
Members	$5,000
Nominating and Corporate Governance Committee:
Chair	$8,000
Members	$4,000

In addition, each non-employee director elected or appointed to our board of directors will be granted an initial one-time non-qualified stock option to purchase 28,480 shares of our common stock, based on the current fair market value of our common stock, which shall vest in equal monthly installments over three years from the date of grant, subject to continued service through such vesting date(s). In addition, at the end of each year, each non-employee director, other than a director receiving an initial equity award, will be granted a non-qualified stock option to purchase 14,240 shares of our common stock, based on the then fair market value of our common stock, which will vest and become fully exercisable upon the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, subject to such director’s continued service as a director through such vesting date(s).

EXECUTIVE OFFICERS

The following table identifies our executive officers, and sets forth their current positions at Candel Therapeutics, Inc. and their ages as of May 30, 2024.

Name	Position Held with Candel Therapeutics, Inc.	Officer Since	Age
Paul Peter Tak, M.D., Ph.D., FMedSci	Chief Executive Officer, President and Director	2020	64
Charles Schoch	Interim Chief Financial Officer, Treasurer and Secretary	2024	39
Francesca Barone, M.D., Ph.D.	Chief Scientific Officer	2022	47
W. Garrett Nichols, M.D., M.A.	Chief Medical Officer	2022	55
Seshu Tyagarajan, Ph.D., RAC	Chief Technical and Development Officer	2022	57

You should refer to “Class II Directors” above for information about our Chief Executive Officer and President, Paul Peter Tak, M.D., Ph.D., FMedSci. Biographical information for our other executive officers, as of May 30, 2024, is set forth below.

Charles Schoch has served as Candel’s interim Chief Financial Officer, principal financial officer and principal accounting officer, since January 2024. He previously served as Candel’s Vice President of Finance and Corporate Controller from March 2023 to January 2024. Mr. Schoch joined Candel in November 2021 as Corporate Controller and has served in various financial reporting and accounting positions of increasing responsibility. Prior to joining Candel, Mr. Schoch was the Corporate Controller at Corbus Pharmaceuticals from September 2020 to November 2021 and previously worked in the Health Industry assurance practice of PricewaterhouseCoopers from September 2013 to August 2020. Mr. Schoch holds an M.B.A. and M.S.A. from Northeastern University and a B.S. in Business Administration with a concentration in Finance from Elon University. Mr. Schoch is a Certified Public Accountant in the Commonwealth of Massachusetts.

Francesca Barone, M.D., Ph.D., has been Candel’s Chief Scientific Officer since February 2022 and previously served as our Vice President, Head of Research from November 2020 to February 2022. She joined Candel in November 2020 as head of experimental medicine and discovery, overseeing the implementation of biological measures of outcome and biomarker studies in the clinical pipeline, and directing the design of Candel’s novel discovery platform. Before joining Candel, Dr. Barone served as VP and Head of Experimental Medicine at Kintai Therapeutics, Inc, a Flagship Pioneering, Inc. company, from May 2019 through its merger into Senda Biosciences, Inc., in November 2021. Prior to moving to industry, Dr. Barone served as Reader (Associate Professor) in Experimental Rheumatology at the University of Birmingham (UK) from February 2010 until December 2019. During her tenure she also served as Academic Director of Business Engagement for the College of Medical and Dental Sciences and Director of the laboratories for Immuno-phenotyping in the Institute of Translational Medicine. She has published extensively in peer-reviewed journals, was the recipient of two fellowships to support her research program and led efforts to establish collaborative alliances between the University of Birmingham and world leader pharmacology industries. She received her medical degree cum laude from the University of Rome, Sapienza and was trained in the same university as a Rheumatologist. She received her Ph.D. at Kings College, London.

W. Garrett Nichols, M.D., M.S., has been Candel’s Chief Medical Officer since September 2022. Dr. Nichols has also served as the Chief Medical Officer of Istari Oncology, Inc. since April 2020. Previously, Dr. Nichols served as the Chief Medical Officer of Chimerix, Inc., from September 2014 until April 2020. From April 2014 until September 2014, Dr. Nichols was Head of Global Development of ViiV Healthcare, LTD. Dr. Nichols served in various positions of increasing responsibility at GSK from December 2008 until April 2014, most recently serving as Vice President of Clinical Development and Medicine Development Leader for Dolutegravir

(Tivicay, S/GSK1349572, HIV Integrase Inhibitor). Dr. Nichols received an M.D. from Duke University School of Medicine, an M.S. in Epidemiology and Biostatistics from the University of Washington, and a B.A. from the University of Virginia.

Seshu Tyagarajan, Ph.D., RAC, has been Chief Technical and Development Officer at Candel Therapeutics since April 2022. She brings over two decades of technical, manufacturing and development experience in biologics and cell and gene therapies (CGT). Before joining Candel, Dr. Tyagarajan served as Executive Director and Global Head, Late Stage CMC Strategy for CGT at Novartis AG, or Novartis (NYSE: NVS), from August 2020 to February 2022. She also served as the Business Leader of Microsoft-NVS AI Partnership at Novartis from August 2019 to March 2021. Prior to that, Dr. Tyagarajan served as Director and Global Program CMC Team Leader for CAR-T at Novartis from June 2014 to July 2020. As a member of the Novartis leadership team, she was responsible for building a CGT pipeline by integrating, development and manufacturing, and for driving clinical and commercial manufacturing strategy for the CAR-T platform. She successfully led several BLAs/MAAs and INDs and was a key contributor to the groundbreaking BLA submission for Kymriah®, the first ever CAR-T therapy approved by the FDA. Prior to Novartis, Dr. Tyagarajan held roles of increasing responsibility at Merck & Co Inc. (NYSE: MRK), Roche Holding AG (OTCM: RRHBY), Biogen Idec (now Biogen Inc. (Nasdaq: BIIB)), and ImClone, a subsidiary of Eli Lilly and Co. (NYSE: LLY). Dr. Tyagarajan holds a Ph.D. in Chemical and Biochemical Engineering from Rutgers University and an M.S. in Bioengineering from Purdue University.

EXECUTIVE COMPENSATION

Executive Compensation Overview

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. This section provides an overview of the compensation awarded to and earned by each individual who served as our principal executive officer at any time during the year ended December 31, 2023 and to our next two most highly compensated executive officers in respect of their service to our Company for our year ended December 31, 2023. We refer to these individuals as our named executive officers. Our named executive officers are:

•	Paul Peter Tak, M.D., Ph.D., FMedSci, our President and Chief Executive Officer;

•	Francesca Barone, M.D., Ph.D., our Chief Scientific Officer; and

•	Jason A. Amello, our former Chief Financial Officer, Treasurer and Secretary.*

* Mr. Amello resigned as Chief Financial Officer, Treasurer and Secretary and his employment with us terminated effective as of January 12, 2024.

Our executive compensation program is based on a pay-for-performance philosophy. Compensation for our executive officers is composed primarily of the following main components: base salary, bonus and equity incentives in the form of stock options and restricted stock units, or RSUs. Our executive officers, like all full-time employees, are eligible to participate in our health and welfare benefit plans. As we complete our transition from a private company to a publicly traded company, we intend to evaluate our compensation values and philosophy and compensation plans and arrangements as circumstances require. At a minimum, we expect to review executive compensation annually with input from a compensation consultant. As part of this review process, we expect the board of directors and the compensation committee to apply our values and philosophy, while considering the compensation levels needed to ensure our executive compensation program remains competitive. We will also review whether we are meeting our retention objectives and the potential cost of replacing a key employee.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to and earned by our named executive officers for services rendered to us in all capacities during our years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Plan Compensation ($)(2)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Paul Peter Tak, M.D., Ph.D, FMedSci, Chief Executive Officer	2023	670,000	—	176,506	189,558	134,000	—	314,695	1,484,759
	2022	670,000	—	334,999	351,043	259,625	—	229,304	1,844,971
Francesca Barone, M.D., Ph.D. Chief Scientific Officer	2023	413,005	—	110,534	89,577	80,560	—	13,200	706,876
	2022	362,192	—	155,400	233,988	144,522	—	12,200	908,302
Jason A. Amello, Former Chief Financial Officer (4)	2023	466,045	—	123,203	89,577	—	—	13,200	692,025

(1)

The amounts reported in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of share-based compensation awarded during the indicated year computed in accordance with the provisions of Financial Accounting Standards Board ASC Topic 718. See Note 11 to our consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2023 regarding assumptions underlying the valuation of equity awards. The amounts reported in the “Option Awards” column in 2023 include the grant date fair value of performance-based option awards granted to Dr. Tak, assuming probable achievement, which is also maximum achievement.

(2)	The amounts reported reflect annual bonuses earned based upon the achievement of Company and individual performance metrics. Amounts reflected are paid in the year subsequent to the performance year.
(3)	Other compensation for 2023 consists of the following: (1) 401K employer match and (2) for Dr. Tak only, $301,495 of housing and travel benefits.
(4)	Mr. Amello resigned as Chief Financial Officer and his employment with the Company terminated effective as of January 12, 2024.

Narrative to the Summary Compensation Table

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. In fiscal year 2023, the compensation committee continued to retain Aon Plc d/b/a Radford (Aon) to provide it with market information, analysis and other advice relating to executive compensation on an ongoing basis. The compensation committee engaged Aon to, among other things, assist in developing a group of peer companies to help us determine overall compensation for our executive officers, as well as to assess each separate element of compensation. The goal was to ensure that the compensation we offer to our executive officers, individually as well as in the aggregate, is competitive and aligned with our business and executive talent requirements. We do not believe the retention of, and the work performed by, Aon creates any conflict of interest because Aon performs no other work for the Company besides advising the compensation committee.

Our compensation committee is responsible for determining the compensation for all executive officers. Based on its discretion, taking into account the factors noted above, the compensation committee sets the compensation for each executive officer, including for the Chief Executive Officer, without the Chief Executive Officer present.

Base Salary

Our named executive officers each receive a base salary to compensate them for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our board of directors or the compensation committee, and may be adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience.

For the fiscal year ended December 31, 2023, the annual base salaries for Dr. Tak, Dr. Barone and Mr. Amello were $670,000, $413,005, and $466,045, respectively.

Annual Bonus

For the fiscal year ended December 31, 2023, each of the named executive officers was eligible to earn an annual cash bonus based on the achievement of certain corporate and individual performance milestones. The target annual bonuses for each of Dr. Tak, Dr. Barone and Mr. Amello for the fiscal year ended December 31, 2023 were 50%, 40% and 40% of annual base salary, respectively. Mr. Amello did not earn a bonus for fiscal year 2023 as he was not employed at the time bonuses for 2023 were paid. Based on our achievement of the applicable performance goals for 2023, the Compensation Committee determined that we had achieved 80% of our corporate goals, and Dr. Tak and Dr. Barone earned the amounts set forth in the 2023 Summary Compensation Table above.

Equity Compensation

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentives our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our executives, including our named executive officers, and from time to time may grant equity incentive awards to them in the form of stock options and RSUs.

We typically grant stock option awards at the start of employment to each executive officer and our other employees as well as on an annual basis for retention purposes. We award our stock options and RSUs on the date our board of directors or the CEO approves the grant. We set the option exercise price equal to the fair market value of our common stock on the date of grant.

401(k) Plan

We maintain a tax-qualified retirement plan (the 401(k) Plan) that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation subject to applicable annual Code limits. Employees’ pre-tax or Roth contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their contributions. Our 401(k) Plan is intended to be qualified under Section 401(a) of the Code with our 401(k) Plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to our 401(k) Plan and earnings on those contributions are not taxable to the employees until distributed from our 401(k) Plan.

Health and Welfare Benefits

All of our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental and vision insurance plans, in each case on the same basis as all of our other full-time employees.

We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate the plan in some circumstances. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Compensation Recovery Policy

In light of the SEC’s adoption of final clawback rules in October 2022 and the Nasdaq’s adoption of final listing standards consistent with the SEC rules, we adopted a Compensation Recovery Policy effective as of October 2, 2023. If we are required to prepare an accounting restatement due to material non-compliance with any financial reporting requirements, the Compensation Recovery Policy requires (subject to certain limited exceptions described in the policy and permitted by the final clawback rules) that we recover erroneously awarded compensation received by any current or former executive officer in the three fiscal years prior to the date we were required to restate our financial statements that is in excess of the amount that would have been received based on the restated financial statements.

Employment Arrangements and Severance Agreements with our Named Executive Officers

We have entered into employment agreements with each of our named executive officers.

Paul Peter Tak, M.D., Ph.D., FMedSci

Effective September 12, 2020, we entered into an employment agreement with Dr. Tak, or the Tak Employment Agreement, for the position of President and Chief Executive Officer. The Tak Employment Agreement provides for an annual base salary and an annual bonus opportunity. Pursuant to the Tak Employment Agreement, Dr. Tak’s annual base salary increased to $670,000 per year effective on the first anniversary of the commencement of his employment because the Company completed an underwritten public offering prior to such date. The Tak Employment Agreement provided for a signing bonus in the gross amount of $170,000, payable in four equal quarterly installments of $42,500 each, commencing on the first payroll date following the commencement of his employment and on each 3-month anniversary of employment following his start date, provided that he remains employed through each date of payment. Pursuant to the Tak Employment Agreement, Dr. Tak is eligible to receive a lump sum payment of $80,000 to assist with relocation to the Greater Boston Area if he relocates in 2022 or thereafter, subject to repayment if Dr. Tak terminates his employment other than for “good reason” or we terminate his employment for “cause” (as such terms are defined in the Tak Employment Agreement) within 12 months of receipt of the relocation assistance payment. Pursuant to the Tak Employment Agreement, we will reimburse Dr. Tak for reasonable costs related to travel to Massachusetts and temporary housing in Massachusetts, not to exceed $20,000, which amount will be grossed up in respect of any related taxes, reasonable legal fees related to obtaining a visa, reasonable fees for independent tax and accounting advice not to exceed $10,000 per year, and reasonable legal fees related to negotiation of his employment agreement, not to exceed $10,000. Dr. Tak is eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

Pursuant to the Tak Employment Agreement, in the event that Dr. Tak’s employment is terminated by us without cause or by Dr. Tak for good reason outside of the 3 month period preceding and 12 month period following the first event constituting a change in control (such period, the “change in control period”), subject to the execution and effectiveness of a severance and release of claims agreement within 60 days of such termination, he will be entitled to receive (i) an amount equal to 12 months of base salary plus Dr. Tak’s target bonus for the then-current year, less any payments Dr. Tak receives pursuant to his restrictive covenants agreement with the Company, payable in installments over 12 months commencing within 60 days of termination, and (ii) subject to the Dr. Tak’s timely election to continue COBRA health coverage and copayment of premium amounts at the applicable active employees’ rate, we will continue to pay the share of the premiums that we would have paid to provide health insurance to Dr. Tak until the earlier of (A) 12 months following termination or (B) Dr. Tak’s eligibility for group medical plan benefits under any other employer’s group medical plan. In the event that such termination occurs during the change in control period, Dr. Tak will, subject to the execution and effectiveness of a general severance and release of claims agreement within 60 days of such termination, be entitled to receive (x) a lump sum payment equal to 1.5 times the sum of Dr. Tak’s then-current base salary (or base salary in effect immediately prior to the change in control, if higher), plus his target bonus for the then-current year (or his target bonus in effect immediately prior to the change in control, if higher), less any payments Dr. Tak receives pursuant to his restrictive covenants agreement with the Company, and (y) the benefits set forth in clause (ii) of the preceding sentence but for a period of 18 months. In addition, pursuant to the Tak Employment Agreement, all equity awards held by Dr. Tak that are subject to time-based vesting will fully accelerate as of the earlier of the consummation of a “change in control” of the Company (as defined in the Tak Employment Agreement) or the termination of Dr. Tak’s employment by the Company without cause or by Dr. Tak for good reason. Furthermore, in the event of a change of control or Dr. Tak’s termination without cause or for good reason, Dr. Tak will have no less than 12 months to exercise vested, unexpired stock options.

Francesca Barone, M.D., Ph.D.

Effective February 3, 2022, we entered into an employment agreement with Dr. Barone, or the Barone Employment Agreement, for the position of Chief Scientific Officer. The Barone Employment Agreement provides for an annual base salary and an annual target bonus opportunity. Dr. Barone is eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

Pursuant to the Barone Employment Agreement, in the event that Dr. Barone’s employment is terminated by us without cause or by Dr. Barone for good reason, subject to the execution and effectiveness of a severance and release of claims agreement within 60 days of such termination, she will be entitled to receive (i) an amount equal to nine months of base salary plus Dr. Barone’s target bonus for the then-current year, less any payments Dr. Barone receives pursuant to her restrictive covenants agreement with the Company, payable in installments over 9 months commencing within 60 days of termination, and (ii) subject to Dr. Barone’s timely election to continue COBRA health coverage and copayment of premium amounts at the applicable active employees’ rate, we will continue to pay the share of the premiums that we would have paid to provide health insurance to Dr. Barone until the earlier of (A) nine months following termination, (B) Dr. Barone’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the cessation of Dr. Barone’s health continuation rights under COBRA; provided, however, that if the Company determines that it cannot pay such amounts to the group health plan provider or the COBRA provider (if applicable) without potentially violating applicable law, then the Company shall convert such payments to payroll payments directly to Dr. Barone for the time period specified above. Pursuant to the Barone Employment Agreement, all equity awards held by Dr. Barone that are subject to time-based vesting will fully accelerate if Dr. Barone’s employment is terminated by the Company without “cause” or by Dr. Barone for “good reason” within one month prior to or 12 months following the consummation of a “change in control” (as such terms are defined in the Barone Employment Agreement).

Jason A. Amello

Effective September 21, 2022, we entered into an employment agreement with Mr. Amello, or the Amello Employment Agreement, for the position of Chief Financial Officer. The Amello Employment Agreement provided for an annual base salary and an annual target bonus opportunity. Pursuant to the Amello Employment Agreement, Mr. Amello was eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

Pursuant to the Amello Employment Agreement, in the event that Mr. Amello’s employment was terminated by us without cause or by Mr. Amello for good reason, subject to the execution and effectiveness of a severance and release of claims agreement within 60 days of such termination, he would have been entitled to receive (i) an amount equal to nine months of base salary plus Mr. Amello’s target bonus for the then-current year, less any payments Mr. Amello received pursuant to his restrictive covenants agreement with the Company, payable in installments over 9 months commencing within 60 days of termination, and (ii) subject to Mr. Amello’s timely election to continue COBRA health coverage and copayment of premium amounts at the applicable active employees’ rate, we would continue to pay the share of the premiums that we would have paid to provide health insurance to Mr. Amello until the earlier of (A) nine months following termination, (B) Mr. Amello’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the cessation of Mr. Amello’s health continuation rights under COBRA; provided, however, that if the Company determined that it could not pay such amounts to the group health plan provider or the COBRA provider (if applicable) without potentially violating applicable law, then the Company should convert such payments to payroll payments directly to Mr. Amello for the time period specified above. Pursuant to the Amello Employment Agreement, all equity awards held by Mr. Amello that are subject to time-based vesting would fully accelerate if Mr. Amello’s employment was terminated by the Company without “cause” or by Mr. Amello for “good reason” within one month prior to or 12 months following the consummation of a “change in control” (as such terms are defined in the Amello Employment Agreement).

Effective January 12, 2024, Mr. Amello voluntarily resigned as Chief Financial Officer and his employment with Candel terminated. Mr. Amello did not receive any termination benefits as a result of his voluntary resignation. Effective January 12, 2024, we entered into a consulting agreement with Mr. Amello, or the Amello Consulting Agreement, pursuant to which Mr. Amello agreed to provide consulting services to us as an advisor to our Chief Executive Officer and Interim Chief Financial Officer for up to 12 months. Pursuant to the Amello Consulting Agreement, Mr. Amello’s outstanding stock options continued to vest until March 31, 2024, and such stock options vested as of such date shall remain exercisable for up to 12 months following January 12, 2024, subject to the terms of the Amello Consulting Agreement.

Outstanding Equity Awards

The following table sets forth information concerning outstanding equity awards held by our named executive officers as of December 31, 2023.

			Option Awards (1)						Stock Awards (1)
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Paul Peter Tak	10/10/2020	1,554,759	222,109	(3)	—		1.55	10/10/2030	—		—
	2/28/2022	48,125	61,875	(4)	—		4.12	2/28/2032	—		—
	11/28/2022	—	—		—		—	—	97,953	(5)	143,991
	4/28/2023	10,000	50,000	(6)	—		1.29	4/28/2033	—		—
	4/28/2023	—	—		60,000	(7)	1.29	4/28/2033	—		—
	4/28/2023	—	—		60,000	(8)	1.29	4/28/2033	—		—
	11/26/2023	—	—		—		—	—	180,108	(9)	264,759
Francesca Barone	12/30/2020	36,616	12,206	(10)	—		1.55	12/30/2030	—		—
	2/3/2022	18,333	21,667	(11)	—		4.06	2/2/2032	—		—
	2/28/2022	16,041	20,626	(4)	—		4.12	2/28/2032	—		—
	11/28/2022	—	—		—		—	—	45,438	(5)	66,794
	4/28/2023	15,000	75,000	(6)	—		1.29	4/28/2033	—		—
	11/26/2023	—	—		—		—	—	112,790	(9)	165,801
Jason A. Amello (12)	9/21/2022	71,875	158,125	(13)	—		3.21	9/21/2032	—		—
	11/28/2022	—	—		—		—	—	45,438	(5)	66,794
	4/28/2023	15,000	75,000	(14)	—		1.29	4/28/2033	—		—
	11/26/2023	—	—		—		—	—	125,717	(9)	184,804

(1)	Except as otherwise noted, each of the outstanding option and restricted stock unit, or RSU, awards in the table above was granted pursuant to our 2021 Stock Option and Grant Plan.
(2)	Market value reflects the value of the applicable equity award, based upon the closing price for the Company’s common stock on December 29, 2023 of $1.47.
(3)

Represents a stock option granted on October 10, 2020 pursuant to our 2015 Stock Option Plan, or the “2015 Plan”. The shares underlying this option vest as follows: 25% vested upon grant date, 25% vesting on the first anniversary of October 10, 2020, and the remainder vesting thereafter in 36 equal monthly installments, subject to Dr. Tak’s continued service on each such vesting date.

(4)

Represents a stock option granted on February 28, 2022. The shares underlying this option vest and become exercisable in forty-eight (48) equal monthly installments following February 28, 2022, subject to the named executive officer’s continued service on each such vesting date.

(5)

Represents RSUs. Each RSU represents a contingent right to receive one share of our common stock upon vesting and settlement. 50% of the RSUs vested on November 28, 2023, and the remaining 50% shall vest on November 28, 2024, in each case subject to the named executive officer’s continued service on such vesting date.

(6)

Represents a stock option granted on April 28, 2023. The shares underlying this option vest and become exercisable in forty-eight (48) equal monthly installments following April 28, 2023, subject to the named executive officer’s continued service on each such vesting date.

(7)

Represents a stock option granted on April 28, 2023. The shares underlying this option vest and become if the average closing market price of the Company’s common stock exceeds $3.00 per share for at least 20 consecutive trading days prior to the expiration of the option.

(8)

Represents a stock option granted on April 28, 2023. The shares underlying this option vest and become if the average closing market price of the Company’s common stock exceeds $4.50 per share for at least 20 consecutive trading days prior to the expiration of the option.

(9)

Represents RSUs. Each RSU represents a contingent right to receive one share of the Issuer’s common stock upon vesting and settlement. 50% of the RSUs vested on June 30, 2024, and the remaining 50% shall vest on December 31, 2024, in each case subject to the named executive officer’s continued service on such vesting date.

(10)

Represents a stock option granted on December 30, 2020 pursuant to the 2015 Plan. 25% of the shares underlying this option vested and became exercisable on December 30, 2021, with the remainder vesting in twelve equal quarterly installments thereafter, subject to Dr. Barone’s continued service on each such vesting date.

(11)

Represents a stock option granted on February 3, 2022. The shares underlying this option shall vest and become exercisable in forty-eight equal monthly installments over four years following February 3, 2022, subject to Dr. Barone’s continued service on each such vesting date.

(12)	Mr. Amello resigned as Chief Financial Officer and his employment with the Company terminated effective as of January 12, 2024.
(13)

Represents a stock option granted on September 21, 2022. 25% of the shares underlying this option vested and became exercisable on September 21, 2023. The remaining shares underlying this option vested in thirty-six (36) equal monthly installments following September 21, 2023 until March 31, 2024.

(14)

Represents a stock option granted on April 28, 2023. The shares underlying this option vested and became exercisable in forty-eight (48) equal monthly installments following April 28, 2023 until March 31, 2024.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking.

This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Equity Compensation Plan Information

The following table provides information relating to our equity compensation plans as of December 31, 2023. As of December 31, 2023, we had two equity compensation plans, our 2021 Stock Option and Incentive Plan, or 2021 Plan, and our Employee Stock Purchase Plan, or ESPP, which were approved by our Board of Directors and our stockholders.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants, and rights ($)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
	(a)	(b)		(c)
Equity compensation plans approved by stockholders (1)	8,193,053	2.47	(2)	1,122,376	(3)
Equity compensation plans not approved by stockholders	—	—		—

Total	8,193,053	2.47		1,122,376

(1)	Includes the following plans: our 2021 Plan and our ESPP.
(2)

Consists of 5,666,621 shares issuable upon the exercise of outstanding options under the 2021 Plan. This does not include purchase rights under the ESPP because the purchase right (and therefore the number of shares to be purchased) will not be determined until the end of the current purchase period. Since RSUs do not have any exercise price, such RSUs are not included in the weighted average exercise price calculation.

(3)

As of December 31, 2023, a total of 252,053 shares of our common stock have been reserved for future issuance pursuant to the 2021 Plan, which number excludes the 1,163,640 shares that were added to the plan as a result of the automatic annual increase on January 1, 2024. The 2021 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2022, by 4% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the 2021 Plan will be added back to the shares of common stock available for issuance under the 2021 Plan. As of December 31, 2023, a total of 870,323 shares of our common stock have been reserved for issuance pursuant to the ESPP, which number excludes the 290,910 shares that were added to the plan as a result of the automatic annual increase on January 1, 2024. The ESPP provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2022, by the lesser of (i) 293,000 shares of our common stock, (ii) 1% of the outstanding number of shares of our common stock on the immediately preceding December 31, or (iii) such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions or series of transactions since January 1, 2022 to which we were or will be a party, in which:

•	the amount involved in the transaction exceeds, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amount at December 31, 2023 and 2022); and

•

in which any of our executive officers, directors or holder of five percent or more of any class of our capital stock, including their immediate family members or affiliated entities, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and our non-employee directors are described elsewhere in this Proxy Statement under “Non-Employee Director Compensation” and “Executive Compensation.” All amounts are in thousands unless otherwise noted.

Agreements with Stockholders

In connection with our Series C convertible preferred stock financing, we entered into investors’ rights, voting and right of first refusal and co-sale agreements containing registration rights, information rights, voting rights and rights of first refusal, among other things, with certain holders of our preferred stock and certain holders of our common stock. These stockholder agreements terminated upon the closing of our initial public offering in July 2021, except for the amended and restated investors’ rights agreement and the registration rights granted thereunder, as more fully described in our Description of Securities, filed as Exhibit 4.2 to the Annual Report on Form 10-K for the year ended December 31, 2023.

Employment Agreements

We have entered into employment agreements with each of our named executive officers. See “Executive Compensation – Employment Arrangements and Severance Agreements with our Named Executive Officers.”

Equity Grants

We have granted stock options and RSUs to certain of our executive officers and members of our board of directors. See “Executive Compensation.”

Indemnification Agreements

In connection with our initial public offering in July 2021, we entered into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on our behalf or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

Policies for Approval of Related Party Transactions

Our board of directors reviews and approves transactions with directors, officers and holders of 5% or more of our voting securities and their affiliates, each a related party.

In connection with our initial public offering in July 2021, our board of directors adopted a written related party transactions policy that provides that such transactions must be approved by our audit committee. This policy became effective on the date on which the registration statement related to our initial public offering was declared effective by the SEC. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person will be defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to us regarding beneficial ownership of our capital stock outstanding as of May 15, 2024 for:

•	each person, or group of affiliated persons, who is known by us to be the beneficial owner of five percent or more of our outstanding common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities as well as any shares of common stock that the person has the right to acquire within 60 days of May 15, 2024 through the exercise of stock options or other rights. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Each individual or entity shown on the table has furnished information with respect to beneficial ownership. Except as otherwise indicated below, the address of each officer, director and five percent stockholder listed below is c/o Candel Therapeutics, Inc., 117 Kendrick St, Suite 450, Needham, Massachusetts 02494.

The percentage of beneficial ownership in the table below is based on 29,756,005 shares of common stock deemed to be outstanding as of May 15, 2024.

	Common Stock Beneficially Owned
Name (1)	Shares	Percentage
5% or Greater Stockholders:
Laura K. Aguilar (2)	6,214,995	20.9%
Northpond Ventures, LP (3)	1,685,326	5.7%
Executive Officers and Directors:
Paul Peter Tak, M.D., Ph.D. FMedSci (4)	2,114,725	6.7%
Paul B. Manning (5)	4,101,796	13.2%
Estuardo Aguilar-Cordova, M.D., inf., Ph.D. (6)	6,214,995	20.9%
Edward J. Benz, Jr., M.D. (7)	97,644	*
Renee Gaeta (8)	32,435	*
Nicoletta Loggia, Ph.D., R.Ph. (9)	10,284	*
Christopher Martell (10)	780,056	2.6%
Gary Nabel, MD., Ph.D. (11)	32,435	*
Diem Nguyen, Ph.D. M.B.A. (12)	66,168	*
Joseph Papa (13)	70,467	*
Jason A. Amello (14)	137,729	*
Francesca Barone, M.D., Ph.D. (15)	199,348	*
W. Garrett Nichols, M.D., M.S. (16)	120,434	*
Charles Schoch (17)	69,316	*
Seshu Tyagarajan, Ph.D., RAC (18)	178,880	*
All Current Executive Officers and Directors as a group (14 persons) (19)	14,088,983	41.6%

*	Less than one percent.
(1)	Unless otherwise indicated, the address for each beneficial owner is c/o Candel Therapeutics, Inc., 117 Kendrick St, Suite 450, Needham, MA 02494.
(2)

Consists of (i) 1,033,840 shares of common stock, of which 1,001,441 shares of common stock are held solely by Dr. Aguilar, and 32,399 shares of common stock are held jointly with her spouse, Estuardo Aguilar-Cordova, M.D., inf., Ph.D., (ii) 2,013,100 shares held for the benefit of Dr. Aguilar by the Laura K. Aguilar 2020 Irrevocable Trust, and (iii) 3,153,815 shares deemed to be beneficially owned by her spouse, of which 1,064,633 shares of common stock are held solely by her spouse, 2,074,942 shares of common stock are held for the benefit of her spouse by the Estuardo Aguilar-Cordova 2020 Irrevocable Trust, and 28,480 shares of common stock are issuable upon the exercise of options exercisable within 60 days after May 15, 2024. Dr. Aguilar shares voting and investment power over the securities held by her spouse.

(3)

Information herein is based solely on the Schedule 13G filed with the SEC on February 14, 2022 by Northpond Ventures, LP (Northpond Fund), Northpond Ventures GP, LLC (Northpond GP LLC), Northpond Ventures II, LP (Northpond Fund II), Northpond Ventures II GP, LLC (Northpond GP II LLC) and Michael P. Rubin (Rubin and, together with Northpond Fund, Northpond GP LLC, Northpond Fund II and Northpond GP II LLC, the Reporting Persons) with respect to the shares of common stock held by Northpond Fund as of December 31, 2021. Northpond GP LLC is the general partner of Northpond Fund. Rubin is the managing member of Northpond GP LLC. As such, Northpond GP LLC and Rubin have shared dispositive and voting power over the shares held by Northpond Fund and may be deemed to have indirect beneficial ownership of the shares held by Northpond Fund.

(4)	Consists of 185,549 shares of common stock and 1,929,176 shares of common stock issuable upon the exercise of options exercisable within 60 days after May 15, 2024.
(5)

Information herein is based in part on the Schedule 13D filed with the SEC on February 14, 2022 by Paul B. Manning, care of PBM Capital Group, LLC. Consists of (i) 1,681,000 shares of common stock held by Paul and Diane Manning, JTWROS; (ii) 642,406 shares of the Issuer’s common stock held by The Paul B. Manning Revocable Trust dated May 10, 2000; (iii) 642,406 shares of common stock issuable upon the exercise of a warrant within 60 days of December 31, 2021 held by The Paul B. Manning Revocable Trust dated May 10, 2000; (iv) 553,752 shares of the Issuer’s common stock held by BKB Growth Investments, LLC; (v) 553,752 shares of common stock issuable upon the exercise of a warrant within 60 days of December 31, 2021 held by BKB Growth Investments, LLC, and (vi) 28,480 shares of common stock issuable upon the exercise of options exercisable within 60 days after May 15, 2024. Mr. Manning is a co-manager of Tiger Lily Capital, LLC, the manager of BKB, and has shared voting and investment power with respect to the shares held by BKB.

(6)

Consists of (i) 1,097,032 shares of common stock, of which 1,064,633 shares of common stock are held solely by Dr. Aguilar-Cordova, and 32,399 shares of common stock are held jointly with his spouse, Laura K. Aguilar, M.D., Ph.D., (ii) 2,074,942 shares of common stock held for the benefit of Dr. Aguilar-Cordova by the Estuardo Aguilar-Cordova 2020 Irrevocable Trust (iii) 28,480 shares of common stock issuable upon the exercise of options exercisable within 60 days after May 15, 2024, and (iv) 3,014,541 shares deemed to be beneficially owned by his spouse, of which 1,001,441 shares of common stock are held solely by his spouse, 2,013,100 shares of common stock are held for the benefit of his spouse by the Laura K. Aguilar 2020 Irrevocable Trust. Dr. Aguilar-Cordova shares voting and investment power over the securities held by his spouse.

(7)	Consists of 97,644 shares of common stock issuable upon the exercise of options exercisable within 60 days after May 15, 2024.
(8)	Consists of 32,435 shares of common stock issuable upon the exercise of options exercisable within 60 days after May 15, 2024.
(9)	Consists of 10,284 shares of common stock issuable upon the exercise of options exercisable within 60 days after May 15, 2024.
(10)

Consists of (i) 61,028 shares of common stock issuable upon the exercise of options exercisable within 60 days after May 15, 2024, (ii) 283,514 shares of common stock held by GTAM1 2012 ADV LLC, of which Mr. Martell serves as Manager, (iii) 283,514 warrants held by GTAM1 2012 Trust, of which Mr. Martell serves as trustee but is not a beneficiary, and (iv) 152,000 shares of common stock held by

GTAM1 2012 LLC. Mr. Martell disclaims beneficial ownership over all of these interests, except for his beneficial ownership in the 61,028 shares of common stock issuable upon the exercise of options exercisable within 60 days after May 15, 2024.
(11)	Consists of 32,435 shares of common stock issuable upon the exercise of options exercisable within 60 days after May 15, 2024.
(12)	Consists of 10,000 shares of common stock and 56,168 shares of common stock issuable upon the exercise of options exercisable within 60 days after May 15, 2024.
(13)	Consists of 38,032 shares of common stock and 32,435 shares of common stock issuable upon the exercise of options exercisable within 60 days after May 15, 2024.
(14)

Consists of 30,854 shares of common stock and 106,875 shares of common stock issuable upon the exercise of options exercisable within 60 days after May 15, 2024. Mr. Amello resigned as Chief Financial Officer and his employment with the Company terminated effective as of January 12, 2024.

(15)	Consists of 84,824 shares of common stock and 114,524 shares of common stock issuable upon the exercise of options exercisable within 60 days after May 15, 2024.
(16)	Consists of 61,476 shares of common stock and 58,958 shares of common stock issuable upon the exercise of options exercisable within 60 days after May 15, 2024.
(17)	Consists of 41,651 shares of common stock and 27,665 shares of common stock issuable upon the exercise of options exercisable within 60 days after May 15, 2024.
(18)	Consists of 85,130 shares of common stock and 93,750 shares of common stock issuable upon the exercise of options exercisable within 60 days after May 15, 2024.
(19)

Consists of (i) 10,005,849 shares of common stock, (ii) options to purchase 2,603,462 shares of common stock exercisable within 60 days of May 15, 2024, and (iii) warrants to purchase 1,479,672 shares of common stock exercisable within 60 days of May 15, 2024 held by fourteen executive officers and directors.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Candel’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Candel’s independent registered public accounting firm, (3) the performance of Candel’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of Candel’s consolidated financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Candel’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Candel Therapeutics, Inc. for the fiscal year ended December 31, 2023. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Candel Therapeutics be included in Candel’s Annual Report on Form 10-K for the year ended December 31, 2023, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF CANDEL THERAPEUTICS, INC.

Christopher Martell, Chairperson Diem Nguyen, Ph.D., M.B.A. Renee Gaeta

May 30, 2024

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the Annual Report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Candel Therapeutics, Inc., 117 Kendrick St, Suite 450, Needham, MA 02494, Attention: Corporate Secretary, telephone: (617) 916-5445. If you want to receive separate copies of the proxy statement or Annual Report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2025 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than January 30, 2025. However, if the date of the 2025 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2025 Annual Meeting of Stockholders. The SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Candel Therapeutics, Inc., 117 Kendrick St, Suite 450, Needham, MA 02494, Attention: Corporate Secretary.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than April 27, 2025.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2025 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 26, 2025 and no later than March 28, 2025. Stockholder proposals and the required notice should be addressed to Candel Therapeutics, Inc., 117 Kendrick St, Suite 450, Needham, MA 02494, Attention: Corporate Secretary.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date SCAN TO VIEW MATERIALS & VOTE To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0000647626_1 R1.0.0.6 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Class III Directors Nominees 01 Christopher Martell 02 Diem Nguyen 03 Nicoletta Loggia CANDEL THERAPEUTICS, INC. 117 KENDRICK ST, SUITE 450 NEEDHAM, MA 02494 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/25/2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/25/2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2 Ratification of the appointment of KPMG LLP as Candel Therapeutics, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2024. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000647626_2 R1.0.0.6 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report are available at www.proxyvote.com CANDEL THERAPEUTICS, INC. Annual Meeting of Stockholders June 26, 2024 10:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Paul Peter Tak and Charles Schoch, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CANDEL THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 10:00 AM, EST on 6/26/2024, www.virtualshareholdermeeting.com/CADL2024 via internet, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side